SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 29, 2001
                             ----------------------
                                 Date of Report
                        (Date of earliest event reported)

                             WORLD DIAGNOSTICS INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   000-27627               65-0742342
-------------------------------   -------------------   -----------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)        Identification No.)

               15271 N.W. 60th Avenue, Miami Lakes, Florida 33014
          -------------------------------------------------------------
              (Address of registrant's principal executive offices)

                                 (305) 827-3304
                              --------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Forward Looking Statements.

            This Current Report contains "forward looking statements" which can be identified by the use of forward-looking terminology such as "believes", "could", "possibly", "probably", anticipates", "estimates", "projects", "expects", "may", "will", or "should" or the negative thereof or other variations thereon or comparable terminology. Such statements are subject to certain risks, uncertainties, and assumptions. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. Among the key factors that have a direct bearing on such results include, without limitation, the execution and delivery of a definitive agreement between the parties, the effects of various governmental regulations, the fluctuation of the direct costs and the costs and effectiveness of the Company's operating strategy. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties.

ITEMS 5. OTHER EVENTS.

            On November 28, 2001 World Diagnostics Inc. (the "Company") signed a letter of intent with Caldon Biotech, Inc. ("Caldon") for the creation of a joint venture and an option for the Company to acquire Caldon. The joint venture and the terms of such acquisition shall be embodied in a definitive agreement (the "Agreement") which shall be executed by the parties within 30 days of the date of the letter of intent.

            Joint Venture. Following the execution of the Agreement, Caldon shall be the exclusive supplier to the Company of clinical chemistry reagents, rapid tests and may include Elisa tests. Caldon shall supply such products at agreed upon prices and delivery terms and will be subject to a penalty if it fails to meet the terms thereof. The Company will agree not to purchase such products from any other party. The Company will guarantee any lease payments not made by Caldon in connection with equipment leased by Caldon necessary to manufacture and supply the products to the Company. Until such time as the acquisition of Caldon by the Company shall be completed, each of the parties shall operate independently of each other.

            Possible Acquisition of Caldon. The Agreement will provide for an exclusive option granted to the Company to acquire Caldon within one year from the date of the Agreement. If the option is exercised and the acquisition is consummated by the Company, Ram Aviravan will be elected to the Board of Directors of the Company and will receive an employment agreement for a period of three years, or until such time as the agreed upon payments for the acquisition of Caldon by the Company have been met.

            For the terms and conditions of the letter of intent, reference is made to such document attached hereto as Exhibit 10.10. All statements made herein concerning the foregoing are qualified in their entirety by reference to such Exhibit.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

            N/A

(b)      Pro Forma Financial Information.

            N/A

(c)      Exhibits.

10.10 Letter of Intent dated as of November 28, 2001, by and between World Diagnostics Inc. and Caldon Biotech, Inc.

10.11    Press Release issued by World Diagnostics Inc. on November 29, 2001.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WORLD DIAGNOSTICS, INC.

                                                     By: /s/ Ken Peters
                                                         --------------
                                                         Ken Peters
                                                         President

Date: December 4, 2001